UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 28, 2008
METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-33409 (Commission File Number)	20-0836269 (I.R.S. Employer Identification No.)

2250 Lakeside Boulevard Richardson, Texas (Address of Principal Executive Offices)	75082 (Zip Code)
Registrant’s telephone number, including area code: 214-570-5800
(Former name or former address, if changed since last report): Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On March 28, 2008, MetroPCS Communications, Inc. (the “Company”) issued a press release announcing the launch of its Las Vegas, Nevada market, and on March 31, 2008, the Company issued a press release announcing the launch of its Bakersfield, California market.
     Copies of the Company’s press releases are attached as Exhibit 99.1 and 99.2.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release, dated March 28, 2008, entitled “Unlimited Wireless Carrier MetroPCS Launches Service in Las Vegas.”

99.2	—	Press Release, dated March 31, 2008, entitled “Unlimited Wireless Carrier MetroPCS Launches Service in Bakersfield.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.
Date: March 31, 2008	By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and CFO